EXHIBIT 10.20
                               SUBSCRIPTION AGREEMENT

                   THIS SUBSCRIPTION AGREEMENT, dated as of November 30, 1998 (this "Agreement"), by and between NEWCOM, INC., a Delaware corporation (the "Company"), with headquarters located at 31166 Via Colinas, Westlake Village, California 91326, and ___________________________ (the "Buyer").

                                W I T N E S S E T H:

                   WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of Common Stock (such capitalized terms and all other capitalized terms used in this Agreement without definition having the respective meanings provided in Section 1), and in connection therewith to receive certain Repricing Rights and to acquire warrants to purchase shares of Common Stock as provided in this Agreement; and

                   WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the 1933 Act;

                   NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                   .c.1.                  DEFINITIONS;

                   (a) As used in this Agreement, the terms "Agreement," "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

                   (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

                   (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                   "Action" means an action, suit, proceeding, inquiry or investigation before or by any court, public board or body, arbitrator or governmental agency.

                   "Adjustment Notice" means a notice given by the Buyer to the Company in accordance with Section 10(d) increasing the Repricing Price upon the occurrence of a Repurchase Event.

                   "Affiliate"  means,  with  respect to any  Person,  any other
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person; for purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                   "Aggregated Person" means, with respect to any Person, any Person whose beneficial ownership of shares of Common Stock would be aggregated with the beneficial ownership of shares of Common Stock by such Person for purposes of Section 13(d) of the 1934 Act, and Regulation 13D-G thereunder.

                   "AMEX" means the American Stock Exchange, Inc.

                   "Auditors" means Pannell Kerr Forster or such other firm of independent public accountants of recognized national standing.

                   "Aura" means Aura Systems, Inc., a Delaware corporation.

                   "Parent Company Agreement" means the Agreement between and among Aura, the Company, the Buyer and the buyers under the Other Subscription Agreements in the form attached hereto as Annex V.

                   "Average Daily Trading Volume" for any security for any period of days means, for all trades in such security on the principal securities market for such security during such period, the quotient obtained by dividing (x) the number of shares of such security traded in each trade, as reported by Bloomberg, L.P. by (y) the number of Trading Days in such period.

                   "Average Market Price" for any Exercise Date or the Second Closing Date, as the case may be, means the arithmetic average of the Market Price on each of the two Trading Days, whether or not consecutive, during the applicable Measurement Period having the lowest Market Prices.

                   "Base Shares" means the portion of the Initial Shares equal to 90.91% of the Initial Shares, rounded up or down to the nearest whole share.

                   "Board of Directors" or "Board" means the Board of Directors of the Company.

                   "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                   "Closing Date" means the date and time of the issuance and sale of the Initial Shares and the issuance of the Initial Repricing Rights and the Warrants.

                   "Closing Date Price" means the arithmetic average of the Market Price of the Common Stock on the five consecutive Trading Days ending on the Trading Day prior to the Closing Date (when used after the Closing Date, the Closing Date Price shall be subject to equitable adjustments from time to time on terms reasonably acceptable to the Buyer for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring after the Closing Date).

                   "Closing Price" means the closing sale price of the Common Stock on the principal securities market for the Common Stock, as reported by Bloomberg, L.P.

                   "Common Shares" means the Initial Shares, the Second Tranche Shares and the Repricing Shares.

                   "Common Stock" means the Common Stock, $.001 par value, of the Company.

                   "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the businesses of the Company and the Subsidiary as now conducted, as proposed to be conducted or as described in this Agreement.

                   "Company Repurchase Notice" means a notice given by the Company to the Buyer pursuant to Section 3(j) which states (1) that the Company is exercising its right to repurchase all of the Buyer's Repricing Rights which are exercised during the Repurchase Period, (2) the Company Repurchase Price or the formula for determining the same, determined in accordance herewith and (3) the applicable Repurchase Period.

                   "Company Repurchase Price" means, for each Exercise Notice given during a Repurchase Period, the number of Repricing Shares required to be issued multiplied by the Closing Price on the Exercise Date of such Exercise Notice.

                   "Equity   Securities"   means  Common  Stock  or   securities
convertible into, exchangeable for, or otherwise entitling the holder to acquire, any Common Stock.

                   "Escrow Agent" means the Escrow Agent named in the Joint Escrow Instructions and any successor thereto.

                   "Escrow Agreement" means the Escrow Agreement to be entered into by and between the Company, the Buyer, the Other Buyers and the Repricing Escrow Agent in the form attached hereto as Annex III.

                   "Escrow Shares" means shares of Common Stock held in escrow by the Repricing Escrow Agent pursuant to the Escrow Agreement which are available to be delivered as Repricing Shares.

                   "Exercise Date" means the date on which an Exercise Notice is received by the Company.

                   "Exercise Notice" means the Exercise Notice in the form attached hereto as Annex VI.

                   "First Closing" means the closing of the sale of the Initial Shares and the other transactions contemplated hereby in connection therewith on the Closing Date.

                   "Initial   Repricing   Rights"  means  the  Repricing  Rights
issuable at the First Closing in accordance with Section 2(a).

                   "Initial Shares" means the number of shares of Common Stock purchased by the Buyer on the Closing Date and set forth on the signature page of this Agreement.

                   "Insufficient Share Amount" means, for each Repricing Share or Warrant Share which the Company is unable to issue in accordance with Section 6(l), an amount equal to 3% of the Closing Price of such share on the Exercise Date or the date of exercise of the Warrant, as the case may be.

                   "Joint Escrow Instructions" means the Joint Escrow Instructions attached hereto as Annex II.

                   "Market Price" of the Common Stock on any date means the closing bid price for one share of Common Stock on such date on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) the Nasdaq, if the Nasdaq constitutes the principal market for the Common Stock on such date, or (c) the Nasdaq SmallCap, if the Nasdaq SmallCap constitutes the principal securities market for the Common Stock on such date, in any such case as reported by Bloomberg, L.P.; provided, however, that if during any Measurement Period or other period during which the Market Price is being determined:

         (i) The Company shall declare or pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock or fix any record date for any such action, then the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date fixed for the determination of shareholders entitled to receive such dividend or other distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins shall be reduced by multiplying the Closing Price (determined without regard to this proviso) for each such day in such Measurement Period or such other period by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the earlier of (1) the record date fixed for such determination and (2) the date on which ex-dividend trading in the Common Stock with respect to such dividend or distribution begins and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution;

         (ii) The Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock, or fix a record date for such issuance, which rights or warrants entitle such holders (for a period expiring within forty-five (45) days after the date fixed for the determination of shareholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the end of such 45-day period, then the Closing Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date fixed for the determination of shareholders entitled to\receive such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Closing Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on such record date plus the total number of additional shares of Common Stock so offered for subscription or purchase. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than the Closing Price (determined without regard to this proviso), and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration, if other than cash, to be determined in good faith by a resolution of the Board of Directors of the Company;

         (iii) The outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or a record date for any such subdivision shall be fixed, then the Closing Price of the Common Stock for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the day upon which such subdivision becomes effective and (2) the date on which ex-dividend trading in the Common Stock with respect to such subdivision begins shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the date on which such combination becomes effective and (2) the date on which trading in the Common Stock on a basis which gives effect to such combination begins, shall be proportionately increased;

         (iv) The Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which clause (i) of this proviso applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding any rights or warrants referred to in clause (ii) of this proviso and dividends and distributions paid exclusively in cash and excluding any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation) (the foregoing hereinafter in this clause (iv) of this proviso called the "Securities"), or fix a record date for any such distribution, then, in each such case, the Closing Price for each day in such Measurement Period or such other period which day is prior to the earlier of (1) the record date for such distribution and (2) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins shall be reduced so that the same shall be equal to the price determined by multiplying the Closing Price (determined without regard to this proviso) by a fraction, the numerator of which shall be the Closing Price (determined without regard to this proviso) for such trade less the fair market value (as determined in good faith by resolution of the Board of Directors of the Company) on such date of the portion of the Securities so distributed or to be distributed applicable to one share of Common Stock and the denominator of which shall be the Closing Price (determined without regard to this proviso). If the Board of Directors of the Company determines the fair market value of any distribution for purposes of this clause (iv) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market on the same day for which an adjustment in the Closing Price is being determined.

         For purposes of this clause (iv) and clauses (i) and (ii) of this proviso, any dividend or distribution to which this clause (iv) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which clause (i) or (ii) of this proviso applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which clause (i) or (ii) of this proviso applies (and any Closing Price reduction required by this clause (iv) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Closing Price reduction required by clauses (i) and (ii) of this proviso with respect to such dividend or distribution shall then be made), except that any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of clause (i) of this proviso;

         (v) The Company or any subsidiary of the Company shall (x) by dividend or otherwise, distribute to all holders of its Common Stock cash in (or fix any record date for any such distribution), or (y) repurchase or reacquire shares of its Common Stock (other than an Option Share Surrender) for, in either case, an aggregate amount that, combined with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash after the Closing Date and within the twelve (12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this clause (v) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration paid in respect of any repurchase or other reacquisition by the Company or any subsidiary of the Company of any shares of Common Stock (other than an Option Share Surrender) made after the Closing Date and within the twelve (12) months preceding the date of payment of such distribution or making of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to this clause (v) has been made, and (3) the aggregate of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration payable in respect of any Tender Offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the date of payment of such distribution or completion of such repurchase or reacquisition, as the case may be, and in respect of which no adjustment pursuant to clause (vi) of this proviso has been made (such aggregate amount combined with the amounts in clauses (1), (2) and (3) above being the "Combined Amount"), exceeds 10% of the product of the Closing Price (determined without regard to this proviso) for any day in such Measurement Period or such other period which day is prior to the earlier of (A) the record date with respect to such distribution and (B) the date on which ex-dividend trading in the Common Stock with respect to such distribution begins or the date of such repurchase or reacquisition, as the case may be, times the number of shares of Common Stock outstanding on such date, then, and in each such case, the Closing Price for each such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) for such day by a fraction (i) the numerator of which shall be equal to the Closing Price (determined without regard to this proviso) for such day less an amount equal to the quotient of (x) the excess of such Combined Amount over such 10% and (y) the number of shares of Common Stock outstanding on such day and (ii) the denominator of which shall be equal to the Closing Price (determined without regard to this proviso) for such day; or

         (vi) A Tender Offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock shall expire and such Tender Offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined in good faith by resolution of the Board of Directors of the Company) that combined together with (1) the aggregate of the cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company), as of the expiration of such Tender Offer, of consideration payable in respect of any other Tender Offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to this clause (vi) has been made, (2) the aggregate amount of any cash plus the fair market value (as determined in good faith by a resolution of the Board of Directors of the Company) of consideration paid in respect of any repurchase or other reacquisition by the Company or any subsidiary of the Company of any shares of Common Stock (other than an Option Share Surrender) made after the Closing Date and within the 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, and (3) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within 12 months preceding the expiration of such Tender Offer and in respect of which no adjustment pursuant to clause (v) of this proviso has been made, exceeds 10% of the product of the Closing Price (determined without regard to this proviso) for any day in such period times the number of shares of Common Stock outstanding on such day, then, and in each such case, the Closing Price for such day shall be reduced so that the same shall equal the price determined by multiplying the Closing Price (determined without regard to this proviso) for such day by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such day multiplied by the Closing Price (determined without regard to this proviso) for such day and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the Tender Offer) of all shares validly tendered and not withdrawn as of the last time tenders could have been made pursuant to such Tender Offer (the "Expiration Time") (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on such day times the Closing
Price (determined without regard to this proviso) of the Common Stock on the Trading Day next succeeding the Expiration Time. If the application of this clause (vi) to any Tender Offer would result in an increase in the Closing Price (determined without regard to this proviso) for any trade, no adjustment shall be made for such Tender Offer under this clause (vi) for such day.

                   "Measurement Period" means, with respect to any date, the period of 20 consecutive Trading Days ending on the Trading Day prior to such date.

                   "Nasdaq" means the Nasdaq National Market.

                   "Nasdaq SmallCap" means the Nasdaq SmallCap Market.

                   "1998 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended February 28, 1998.

                   "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                   "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

                   "NYSE" means the New York Stock Exchange, Inc.

                   "Option Share Surrender" means the surrender of shares of Common Stock to the Company in payment of the exercise price or tax obligations incurred in connection with the exercise of a stock option granted by the Company to any of its employees, directors or consultants.

                   "Other Buyers" means each of the several buyers of shares of Common Stock named in the Other Subscription Agreements.

                   "Other Subscription Agreements" means the several Subscription Agreements, dated as of the date hereof, between the Company and the Other Buyers relating to the agreements of such buyers severally to purchase shares of Common Stock and acquire repricing rights and warrants on the same terms as provided in this Agreement.

                   "Person"  means  an  individual,  partnership,   corporation,
limited liability company, trust, incorporated organization, unincorporated association or joint stock company.

                   "Purchase Price" means the aggregate purchase price payable for the Initial Shares set forth on the signature page of this Agreement.

                   "Registration Rights Agreement" means the Registration Rights Agreement to be entered into between the Company and the Buyer in the form attached hereto as Annex IV.

                   "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 2(a) of the Registration Rights Agreement.

                   "Regulation D" means Regulation D promulgated by the SEC under the 1933 Act.

                   "Repricing Escrow Agent" means the Repricing Escrow Agent named in the Escrow Agreement and any successor thereto.

                   "Repricing Price" means:

                   (a) In connection with the exercise of any Initial Repricing Rights,

         (1) if the Exercise Date is on or prior to the 135th day after the Closing Date, 114% of the Closing Date Price; and

         (2) if the Exercise Date is after the 135th day after the Closing Date, the Closing Date Price shall be multiplied by a percentage equal to the percentage referred to in clause (a)(1) of this definition increased by two percentage points for each period of 45 days after such 135th day (e.g., from the 136th day through the 180th day after the Closing Date, the Repricing Price is 116% of the Closing Date Price; from the 181st day through the 225th day after the Closing Date, the Repricing Price is 118% of the Closing Date Price, etc.); and

                   (b) In connection with the exercise of any Second Tranche Repricing Rights,

         (1) if the Exercise Date is on or prior to the 45th day after the Second Closing Date, 114% of the Second Closing Date Price; and

         (2) if the Exercise Date is after the 45th day after the Second Closing Date, the Second Closing Date Price shall be multiplied by a percentage equal to the percentage referred to in clause (b)(1) of this definition increased by two percentage points for each period of 45 days after such 45th day (e.g., from the 46th day through the 90th day after the Second Closing Date, the Repricing Price is 116% of the Second Closing Date Price; from the 91st day through the 135th day after the Second Closing Date, the Repricing Price is 118% of the Second Closing Date Price, etc.);

provided, however, the applicable percentage of the Closing Date Price and the Second Closing Date Price referred to in this definition shall be increased by
(x) 7.5 percentage points from the percentage it otherwise would be on any day on which the Common Stock is listed for trading on the Nasdaq SmallCap and (y) 15 percentage points from the percentage it otherwise would be (i) on any day on which the Common Stock is not listed for trading on any of the Nasdaq, the Nasdaq SmallCap, the NYSE or the AMEX, or (ii) for a period of 180 days after the day the Buyer gives the Company an Adjustment Notice pursuant to Section 10(d).

                   "Repricing   Rate"  means  the  number  of  Repricing  Shares
issuable upon exercise of each Repricing Right pursuant to Section 3(c) determined according to the following formula; provided that if the result of such formula is less than zero, then the result shall be deemed to be zero:

                      (Repricing Price   Average Market Price)
                                Average Market Price

                   "Repricing Right" means a right of the holder thereof to receive Repricing Shares upon the exercise of Initial Repricing Rights or Second Tranche Repricing Rights in accordance with Section 3.

                   "Repricing Shares" means shares of Common Stock issued or issuable to a holder of Repricing Rights upon the exercise thereof.

                   "Repurchase Date" means the date of repurchase of Shares and Repricing Rights pursuant to Section 10.

                   "Repurchase Event" means any one of the following events:

         (1) For any period of five consecutive Trading Days commencing on or after the Closing Date there shall be no closing bid price of the Common Stock on any national securities exchange, the Nasdaq or the Nasdaq SmallCap;

         (2) The Common Stock ceases to be listed for trading on any of the NYSE, the AMEX, the Nasdaq or the Nasdaq SmallCap;

         (3) The Company fails to file the Registration Statement within 60 days after the Closing Date;

         (4) The Registration Statement is not effective within 120 days after the Closing Date;

         (5) After the SEC Effective Date, the inability for 30 or more days (whether or not consecutive) of any holder of Shares to sell such shares pursuant to the Registration Statement for any reason on each of such 30 days;

         (6) The Company shall fail or default in the timely performance of any obligation (A) to issue Repricing Shares as and when required by Section 3, (B) to comply with Section 6(b)(3) regarding the removal of restrictive legends and stop transfer restrictions with respect to the Shares or (C) any other material obligation, in each case to a holder of Shares or Repricing Rights under the terms of this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement, the Warrants or any other agreements or documents entered into in connection with the issuance of the Shares, as such instruments may be amended from time to time;

         (7) The Company shall default in making any payment as and when due or in the performance of any material obligation to Aura under any agreement or instrument evidencing the Company's indebtedness to Aura;

         (8) Aura shall fail or default in the timely performance of any material obligation under the terms of the Parent Company Agreement;

         (9) Any consolidation or merger of the Company with or into another entity (other than a merger or consolidation of a subsidiary of the Company into the Company or a wholly-owned subsidiary of the Company) where the common stock of such surviving company is not listed for trading on the NYSE, the AMEX, the Nasdaq or the Nasdaq SmallCap, or any sale or other transfer of all or substantially all of the assets of the Company; or

         (10) The Company amends its Certificate of Incorporation or by-laws, without the consent of the Buyer, which amendment materially and adversely affects the rights of any holder of Shares or Repricing Rights;

provided, that an event described in clauses 6(c), 7 or 8 of this definition shall be a Repurchase Event only if such failure or default shall have continued for a period of 15 days after notice thereof is given to the Company by the Buyer or any Other Buyer.

                   "Repurchase Notice" means a notice from the Buyer to the Company which states (1) that the Buyer is thereby requiring the Company to repurchase Shares and Repricing Rights pursuant to Section 10, (2) in general terms the Repurchase Event giving rise to such repurchase, and (3) the number of Shares and Repricing Rights which are to be repurchased.

                   "Repurchase Period" means the period commencing seven Trading Days after the Company gives a Company Repurchase Notice to the Buyer and ending on the earlier of (x) 30 days thereafter or (y) two Trading Days after the Company gives notice to the Buyer canceling such Company Repurchase Notice.

                   "Repurchase Price" means the arithmetic average of the Closing Price for the five consecutive Trading Days ending on the Trading Day prior to a Repurchase Date.

                   "Rule 144" means Rule 144 promulgated by the SEC under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell such securities to the public without registration under the 1933 Act.

                   "SEC" means the United States Securities and Exchange Commission.

                   "SEC  Effective   Date"  means  the  date  the   Registration
Statement is first declared effective by the SEC.

                   "SEC Reports" means (1) the 1998 10-K, (2) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended May 31, 1998 and August 31, 1998, and (3) the Company's definitive proxy statement for its 1998 Annual Meeting of Stockholders, in each case as filed with the SEC.

                   "Second Closing" means the closing of the sale of the Second Tranche Shares and the other transactions contemplated hereby in connection with such sale on the Second Closing Date.

                   "Second Closing Date" means the date and time of the issuance and sale of the Second Tranche Shares and the issuance of the Second Tranche Repricing Rights which shall occur on the first Business Day which is at least 65 days after the SEC Effective Date on which the conditions set forth in Sections 8(b) and 9(b) have been satisfied or waived; provided, however, that the Second Closing Date must occur on or before the date which is 95 days after the SEC Effective Date.

                   "Second Closing Date Price" means the arithmetic average of the Market Price of the Common Stock on the five consecutive Trading Days ending on the Trading Day prior to the Second Closing Date (when used after the Second Closing Date, the Second Closing Date Price shall be subject to equitable adjustments from time to time on terms reasonably acceptable to the Buyer for stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar events occurring after the Second Closing Date).

                   "Second Tranche Base Shares" means the portion of the Second Tranche Shares equal to 90.91% of the Second Tranche Shares, rounded up or down to the nearest whole share.

                   "Second Tranche Purchase Price" means $500,000.

                   "Second Tranche Repricing Rights" means the Repricing Rights issuable at the Second Closing in accordance with Section 2(b).

                   "Second Tranche Shares" means the number of shares of Common Stock equal to the sum of (a) the quotient obtained by dividing $500,000 by the Second Closing Date Price and (b) 10% of such number.

                   "Securities" means the Shares, the Repricing Rights and the Warrants; provided, however, for purposes of the definition of the term "Market Price" set forth in clause (iv) of the proviso to the definition of the term "Market Price," Securities shall have the meaning set forth in such clause (iv).

                   "Shares" means the Common Shares and the Warrant Shares.

                   "Specified Securities" means any Equity Securities which are Common Stock which are offered or sold, or which entitle the holder to acquire any Common Stock, at a price below the market price of the Common Stock on the date of such issuance or acquisition.

                   "Stockholder Approval" shall mean the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Company of 20% or more of the Common Stock of the Company outstanding on the Closing Date for less than the greater of the book or market value of such Common Stock, as and to the extent required under the Stockholder Approval Rule.

                   "Stockholder Approval Rule" means Rule 4460(i) of the Nasdaq as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading.

                   "Stockholder Nonapproval Price" means for each Initial Share repurchased by the Company pursuant to Section 6(j)(3), 110% of the Closing Date Price.

                   "Tender Offer" means a tender offer or exchange offer.

                   "Total Repricing Rights" means the number of Repricing Rights issued to the Buyer on the Closing Date and on the Second Closing Date.

                   "Trading Day" means a day on whichever of (w) the national securities exchange, (x) the Nasdaq, (y) the Nasdaq SmallCap or (z) such other securities market, which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

                   "Warrants" means the Common Stock Purchase Warrants to purchase shares of Common Stock in the form attached hereto as Annex I.

                   "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                   .c.2.    AGREEMENT TO SUBSCRIBE; PURCHASE PRICE;.

                   .c.(a)   First Closing;.

                   (1) At the First Closing on the Closing Date, the Buyer hereby agrees to purchase from the Company the Initial Shares at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The Purchase Price shall be payable in United States Dollars. In connection with the purchase of the Initial Shares by the Buyer, the Company shall issue to the Buyer, at the closing on the Closing Date, (A) the number of Initial Repricing Rights set forth on the signature page of this Agreement equal to one Initial Repricing Right for each Base Share issued as part of the Initial Shares (which Initial Repricing Right shall be deemed incorporated and part of each Base Share issued) and (B) Warrants in the form attached hereto as Annex I to purchase the number of shares of Common Stock set forth on the signature page of this Agreement.

                   (2) (A) The Buyer shall pay the Purchase Price for the Initial Shares by delivering good funds in United States Dollars to the Escrow Agent identified in the Joint Escrow Instructions attached hereto as Annex III. Such delivery of funds shall be made against delivery by the Company of the certificates for the Initial Shares (which for purposes of the closing shall be deemed to incorporate and include one Initial Repurchase Right for each Base Share) and the Warrants registered in the name of the Buyer or its nominee. Promptly following payment by the Buyer to the Escrow Agent of the Purchase Price, but in any event prior to the Closing Date, the Company shall deliver certificates for the Initial Shares and the Warrants, registered in the name of the Buyer or its nominee, to the Escrow Agent for release by the Escrow Agent pursuant to the Joint Escrow Instructions. The certificates for the Initial Shares shall be delivered by the Company to the Escrow Agent on a delivery against payment basis at the closing. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as is set forth in full.

                   (B) Following the First Closing, the Initial Repricing Rights issued thereat shall constitute separate rights under this Agreement independent of the Base Shares. The subsequent sale or transfer of the Base Shares shall not affect the Buyer's ownership of or rights with respect to such Initial Repricing Rights.

                   (3) Payment of the purchase price for the Initial Shares and the Second Tranche Shares shall be made by wire transfer of funds to:

                   Citibank, N.A.
                   153 East 53rd Street
                   New York, New York 10043
ABA#021000089

For credit to A/C#37179446
For credit to the account of Brian W. Pusch Attorney Escrow Account
Reference: __________________

Not later than 4:00 p.m., New York City time, on the date which is three Business Days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer or its legal counsel, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Initial Shares.


                   .c.(b)                 Second Closing;.

                   (1) At the Second Closing on the Second Closing Date, the Buyer hereby agrees to purchase from the Company the Second Tranche Shares at the Second Tranche Purchase Price. The Second Tranche Purchase Price shall be payable in United States Dollars. In connection with the purchase of the Second Tranche Shares by the Buyer, the Company shall issue to the Buyer, at the closing on the Second Closing Date, the number of Second Tranche Repricing Rights equal to one Second Tranche Repricing Right for each Second Tranche Base Share issued as part of the Second Tranche Shares (which Second Tranche Repricing Right shall be deemed incorporated and part of each Second Tranche Base Share issued). The parties shall have no obligation to purchase and sell the Second Tranche Shares after the date stated in the proviso to the definition of "Second Closing Date".

                   (2) (A) The Buyer shall pay the Second Tranche Purchase Price for the Second Tranche Shares by delivering good funds in United States Dollars to the Escrow Agent identified in the Joint Escrow Instructions attached hereto as Annex III. Such delivery of funds shall be made against delivery by the Company of the certificates for the Second Tranche Shares (which for purposes of the Second Closing shall be deemed to incorporate and include one Second Tranche Repurchase Right for each Second Tranche Base Share) registered in the name of the Buyer or its nominee. Promptly following payment by the Buyer to the Escrow Agent of the Second Tranche Purchase Price, but in any event prior to the Second Closing Date, the Company shall deliver certificates for the Second Tranche Shares, registered in the name of the Buyer or its nominee, to the Escrow Agent for release by the Escrow Agent pursuant to the Joint Escrow Instructions. The certificates for the Second Tranche Shares shall be delivered by the Company to the Escrow Agent on a delivery against payment basis at the Second Closing.

                   (B) Following the Second Closing, the Second Tranche Repricing Rights issued thereat shall constitute separate rights under this Agreement independent of the Second Tranche Base Shares. The subsequent sale or transfer of the Second Tranche Base Shares shall not affect the Buyer's ownership of or rights with respect to such Second Tranche Repricing Rights.

                   (3) Payment of the Second Tranche Purchase Price for the Second Tranche Shares shall be made by wire transfer of funds as provided in the first sentence of Section 2(a)(3). On or before the Second Closing Date, the Buyer shall deposit with the Escrow Agent the Second Tranche Purchase Price for the Second Tranche Shares.


                   .c.3.                  REPRICING RIGHTS;.

                   .c.(a) Repricing Right;. Subject to the provisions of Sections 3(g) and 3(h) below, at any time or times on or after the 91st day after the Closing Date, the Buyer shall be entitled to exercise any whole number of Repricing Rights for fully paid and nonassessable Repricing Shares in accordance with Section 3(c), at the Repricing Rate. The Company shall not issue any fraction of a share of Common Stock upon any exercise of Repricing Rights. All Repricing Shares (including fractions thereof) issuable upon exercise of more than one Repricing Right by a holder thereof shall be aggregated for purposes of determining whether the exercise would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, such fraction of a share of Common Stock shall be rounded up or down to the nearest whole share.

                   .c.(b) Escrow;. Prior to the Closing Date, the Company and the Buyer shall execute and deliver the Escrow Agreement in the form attached hereto as Annex III. In accordance with the Escrow Agreement, on or prior to the Closing Date the Company shall deposit into escrow such number of shares of Common Stock equal to the aggregate number of Repricing Shares which would be issuable assuming all of the Buyer's Repricing Rights were exercised on the Closing Date and the Average Market Price was 70% of the Average Market Price on the Closing Date. On the first Business Day of every calendar month after the Closing Date, on the Second Closing Date after the Second Closing occurs, and at such other times as the Buyer may request, the Company shall deposit additional shares of Common Stock into escrow to the extent necessary to ensure that on such date the number of Escrow Shares is at least equal to the aggregate number of Repricing Shares which would be issuable assuming all of the Buyer's outstanding Repricing Rights were exercised (without regard to any limitations on exercise) on such date and the Average Market Price was 70% of the Average Market Price on such date. Escrow Shares shall be released to the Company in accordance with the terms of the Escrow Agreement.

                   .c.(c) Mechanics of Exercise of Repricing Rights;. The Buyer may exercise such Repricing Rights at any time on or after the 91st day after the Closing Date in accordance with the following terms:

                   (1) To exercise Repricing Rights for full shares of Common Stock representing Repricing Shares on any Exercise Date, the Buyer shall transmit by telephone line facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m. Eastern Time, on such date, a copy of a fully executed Exercise Notice in the form attached hereto as Annex VI to the Company.

                   (2) Upon receipt by the Company of an executed Exercise Notice, the Company shall, within three Trading Days following the Exercise Date, (A) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the Buyer or its designee, for the number of Repricing Shares to which the holder shall be entitled, or (B) credit such aggregate number of Repricing Shares to the Buyer's or its designee's account with the Depository Trust Company as specified in the Exercise Notice. The certificates for any Repricing Shares issued to the Buyer prior to the SEC Effective Date shall bear the restrictive legend specified in Section 6(b). On and after the SEC Effective Date all Repricing Shares issued to or upon the order of the Buyer shall not bear any restrictive legends or be subject to any stop-transfer restrictions.

                   .c.(d) Record Holder;. The Person or Persons entitled to receive the Repricing Shares issuable upon an exercise of Repricing Rights shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Exercise Date.

                   .c.(e) Duty to Deliver Repricing Shares; Dispute Resolution;. If the Buyer shall have given an Exercise Notice as provided herein, the Company's obligation to issue and deliver the certificates for Common
Stock representing the Repricing Shares shall be absolute and unconditional, irrespective of any action or inaction by the Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Buyer, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Buyer or any other Person of any obligation to the Company or any violation or alleged violation of law by the Buyer or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Buyer in connection with the issuance and delivery of Repricing Shares. The number of Repricing Shares to be issued in connection with a particular Exercise Date is, absent manifest error, conclusively the number of Repricing Shares stated in the applicable Exercise Notice. If in connection with a particular Exercise Date the Company determines that manifest error has been made by virtue of the computation of Repricing Shares or other information set forth in the applicable Exercise Notice, the Company shall have the right within one Trading Day after the Buyer gives such Exercise Notice to notify the Repricing Escrow Agent and the Buyer of such error, which notice shall state the number of Repricing Shares in dispute, and, notwithstanding such notice from the Company, the Company shall issue to the Buyer the number of Repricing Shares not in dispute as and when required by this Agreement. If the Company shall have notified the Repricing Escrow Agent and the Buyer of any such manifest error, and the Company and the Buyer do not agree as to a resolution of such manifest error on or before the date of such notice by the Company of an error in such Exercise Notice, the Company shall on the date such notice is given submit the dispute to the Auditors for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Repricing Escrow Agent and the Buyer of their determination, which shall be binding on all parties, within two Trading Days after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination (but in any event within four Trading Days after the applicable Exercise Notice is given to the Repricing Escrow Agent and the Company), the Company shall issue to the Buyer any additional Repricing Shares to which the Buyer is entitled based on the determination of the Auditors. If the Auditors shall fail to notify the Repricing Escrow Agent and the Company of their determination within four Trading Days after the applicable Exercise Notice is given to the Repricing Escrow Agent and the Company, then the Company shall within four Trading Days after receipt of the applicable Exercise
Notice, issue to the Buyer any additional Repricing Shares to which the Buyer is entitled based on the applicable Exercise Notice. Such immediate and prompt action shall be taken by all the parties in order to assure that there shall be full compliance with the Company's unqualified obligation that all Repricing Shares issuable upon each Exercise Date be issued and delivered by the due dates therefor as provided herein.

                   .c.(f) Company's Failure to Timely Deliver Repricing Shares;. If within three Trading Days after the Company's receipt of the Exercise Notice (or such longer period specified in Section 3(e)) the Company shall for any reason fail to issue a certificate (which shall be free of all restrictive legends other than those required by Section 6(b)) for the number of Repricing Shares to which the Buyer is entitled or to credit the Buyer's or its designee's account with the Depository Trust Company for such number of Repricing Shares to which the Buyer is entitled upon the Buyer's exercise of the Repricing Rights, the Buyer shall have the right, commencing seven Business Days after the Exercise Date, to deliver a copy of the applicable Exercise Notice to the Repricing Escrow Agent. Promptly but not later than three Trading Days after its receipt of such Exercise Notice, the Repricing Escrow Agent shall, in accordance with the Escrow Agreement, release the Escrow Shares from escrow in the amount of the Repricing Shares specified in such Exercise Notice and deliver such shares in accordance with such Exercise Notice. In addition to such right to receive Escrow Shares and all other available remedies which the Buyer may pursue hereunder and under applicable law, the Company shall, on a weekly basis, pay as additional damages (and not as a penalty) to such Buyer for each day after such third Trading Day that such shares are not timely delivered an amount equal to 0.2% of the product of (1) the sum of the number of Repricing Shares not issued to the Buyer on a timely basis pursuant to Section 3(c)(2) and to which the Buyer is entitled and (2) the Closing Price of the Common Stock on such third Trading Day. In addition, if in connection with such late delivery of Repricing Shares the Closing Price on the date of delivery is less than the Closing Price on such third Trading Day when such shares were due, then the Company shall be required to pay the Buyer, within two Trading Days after such late delivery, an amount equal to the product of (A) the number of such Repricing Shares and (B) the difference between such respective Closing Prices. Any failure of the Repricing Escrow Agent to deliver shares to the Buyer shall not relieve the Company of its obligations under this Section 3(f).

                   .c.(g) Exercise Restrictions;. In addition to the termination provisions set forth in Section 3(h), the right of the Buyer to exercise such Repricing Rights pursuant to this Section 3 shall be limited as set forth below.

                   (1) During each consecutive period of 30 days commencing on the date the Initial Repricing Rights first become exercisable, the Buyer may not exercise more than the sum of (A) 20% of the Total Repricing Rights and (B) any unexercised Repricing Rights which were permitted to be exercised in any prior 30-day period. Accordingly, unused Repricing Rights in prior 30-day periods may be carried forward to future periods on a cumulative basis, and all Repricing Rights become exercisable without restriction under this Section 3(g)(1) commencing 211 days after the Closing Date.

                   (2) Notwithstanding anything to the contrary in this Agreement, in no event shall the Buyer be entitled to exercise any Repricing Rights in excess of that number of Repricing Rights upon exercise of which the sum of (x) the number of shares of Common Stock beneficially owned by the Buyer and all of its Aggregated Persons (other than shares of Common Stock deemed beneficially owned through the ownership of unexercised Repricing Rights and Warrants and the unexercised or unconverted portion of any instrument which contains limitations similar to those set forth in this sentence) and (y) the number of shares of Common Stock issuable or deliverable upon the exercise of the number of Repricing Rights with respect to which the determination in this sentence is being made, would result in beneficial ownership by the Buyer and all Aggregated Persons of the Buyer of more than 9.9% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the 1934 Act and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of the immediately preceding sentence.

                   .c.(h) Termination of Repricing Rights;. So long as (i) each of the Company and Aura is in compliance in all material respects with its obligations to the Buyer under this Agreement, the Registration Rights Agreement, the Parent Company Agreement, the Warrants and the other agreements and documents contemplated hereby (including following the cure of any prior breach or noncompliance), (ii) no Repurchase Event shall have occurred and (iii) the Registration Statement is effective and available for use by the selling stockholders named therein, 20% of the Total Repricing Rights (or such lesser remaining amount if more than 80% of the Total Repricing Rights have been exercised) shall terminate on the first Trading Day of each calendar month if for the immediately preceding calendar month (1) the Average Market Price on each Trading Day during such preceding month is greater than 125% of the Closing Date Price and (2) the Average Daily Trading Volume in such preceding month is greater than the Average Daily Trading Volume for the 30-day period prior to the Closing Date.

                   .c.(i) Taxes;. The Company shall pay any and all transfer taxes which may be imposed with respect to the issuance and delivery of Repricing Shares upon the exercise of the Repricing Rights.

                   .c.(j)  Company's  Right  to  Repurchase  in Lieu of  Issuing
Repricing Shares;. (1) Commencing seven Trading Days after giving a Company Repurchase Notice to the Buyer, the Company may elect to repurchase all, but not less than all, Repricing Rights exercised during the Repurchase Period in lieu of issuing shares of Common Stock upon each such exercise. The Company shall repurchase each Repricing Right exercised by paying the Company Repurchase Price to the Buyer for each such Repricing Right within three Business Days after the applicable Exercise Notice is given. The Company may cancel any Company Repurchase Notice effective upon at least two Trading Days' prior notice to the Buyer. Any Exercise Notices submitted after the cancellation of a Company Repurchase Notice shall require the issuance of Repricing Shares in accordance with this Section 3.

                   (2) If the Company fails to pay the Company Repurchase Price within 15 Business Days after it becomes due, the Buyer may elect by giving notice thereof to the Company (A) to require the Company to issue Repricing Shares in lieu of such payment, (B) to cancel the applicable Exercise Notice and/or (C) to prohibit the Company from giving any Company Repurchase Notice in the future without the Buyer's prior consent.

                   .c.(k) Buyer's Assignment of Repricing Rights;. If a Buyer intends to assign all or any portion of its Repricing Rights, then the Buyer shall so notify the Company not less than ten Trading Days before any Exercise Date for such Repricing Rights. Each such notice of assignment by a Buyer shall specify the name(s) of the assignee(s) and the number of Repricing Rights to be assigned thereto. Each such notice shall be executed by the assignee(s). From and after the giving of such notice by such Buyer, the Buyer shall be deemed for all purposes to have assigned to such assignee(s) the rights under this Agreement with respect to the acquisition of the number of Repricing Rights covered by such notice, and such assignee(s) shall be deemed a party to this Agreement with respect to the acquisition of such number of Repricing Rights upon the terms and subject to the conditions of this Agreement, and all applicable references herein to the "Buyer" shall include such assignee(s).

                   .c.4.BUYER REPRESENTATIONS, WARRANTIES, ETC.;

                   The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                   .c.(a) Purchase for Investment;. The Buyer is purchasing the Initial Shares and acquiring the Repricing Rights and the Warrants, will purchase the Second Tranche Shares, and upon issuance and delivery of any Repricing Shares, will acquire such Repricing Shares, for its own account for investment only and not with a view towards the public sale or distribution thereof;

                   .c.(b) Accredited Investor;. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                   .c.(c) Reoffers and Resales;. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration of the Shares being offered and sold under the 1933 Act or pursuant to an exemption from registration;

                   .c.(d) Company Reliance;. The Buyer understands that the Initial Shares and the Second Tranche Shares are being offered and sold, the Repricing Rights and the Warrants are being issued, and the Repricing Shares and the Warrant Shares are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Initial Shares, the Second Tranche Shares, the Repricing Rights and the Warrants and to receive an offer of the Repricing Shares and the Warrant Shares;

                   .c.(e) Information Provided;. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Initial Shares and the Second Tranche Shares and the issuance of the Repricing Rights and the Warrants and the offer of the Repricing Shares and the Warrant Shares which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports; and the Buyer understands that its investment in the Securities involves a high degree of risk;

                   .c.(f) Absence of Approvals;. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                   .c.(g) Subscription Agreement;. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed or to be executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                   .c.5. COMPANY REPRESENTATIONS, WARRANTIES, ETC.;

                   The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                   .c.(a) Organization and Authority;. The Company is a corporation duly organized and validly existing under the laws of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Parent Company Agreement and the other agreements to be executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company. The Company has no subsidiaries or equity investments in any Person.

                   .c.(b) Capitalization;. The authorized capital stock of the Company consists of (a) 50,000,000 shares of Common Stock of which 10,466,665 shares of Common Stock were outstanding on November 30, 1998, all of which are fully paid and nonassessable; and (b) 5,000,000 shares of Preferred Stock, $.001 par value, none of which are outstanding on November 30, 1998; and on the Closing Date (x) there will be no material increase from November 30, 1998 in the number of shares of Common Stock outstanding and (y) no issuances of any other class or series of securities. As of November 30, 1998, the Company had outstanding options, warrants and similar rights entitling the holders to purchase 5,850,184 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company. Each outstanding class or series of securities, if any, for which any antidilution or similar adjustment arising by reason of the issuance of the Common Shares or the issuance or exercise of the Warrants is identified on Schedule 5(b)-1 attached hereto, together with the amount of such antidilution adjustment. The outstanding shares of Common Stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, options, warrants and other securities has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of Common Stock and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. All registration rights under the 1933 Act relating to any of the Company's securities are described on Schedule 5(b)-2 attached hereto and, except as described on such Schedule, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

                   .c.(c) Concerning the Shares and the Common Stock;. The Shares and the Repricing Rights have been duly authorized. The Initial Shares and the Second Tranche Shares, when issued and paid for in accordance with this Agreement, the Repricing Shares when issued in accordance with this Agreement, and the Warrant Shares, when issued upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any shareholder of the Company or any other Person to acquire any of the Securities. The Company has duly reserved 2,093,300 shares of Common Stock for issuance of the Initial Shares, the Repricing Shares, the Second Tranche Shares and the Warrant Shares and the issuance of similar securities under the Other Subscription Agreements, and such shares shall remain so reserved. The Common Stock is listed for trading on the Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on the Nasdaq; (2) the Company has not been notified since January 1, 1996 by the Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on the Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Shares will not be eligible for listing on the Nasdaq.

                   .c.(d) Subscription Agreement; Escrow Agreement; Registration Rights Agreement; Parent Company Agreement; Warrants;. This Agreement, the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement and the Warrants and the other agreements and instruments contemplated hereby and thereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement and the Warrants and such other agreements, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                   .c.(e) Non-contravention;.  The execution and delivery by the
Company of this Agreement and the other documents contemplated by this Agreement and the consummation by the Company of the issuance of the Shares, the Repricing Rights and the Warrants as contemplated by this Agreement, and the other transactions contemplated by this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement and the Warrants do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the Certificate of Incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties or to conduct any of its business or the ability of the Company to make use thereof.

                   .c.(f) Approvals;. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement, the Warrants and the other agreements and instruments contemplated hereby and thereby, (2) the issuance and sale of the Initial Shares and the Second Tranche Shares and the issuance of the Repricing Rights, the Repricing Shares and the Warrants as contemplated by this Agreement and (3) the issuance of the Warrant Shares upon the exercise of the Warrants, other than (w) the listing of the Shares on the Nasdaq, (x) registration of the resale of the Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Shares as required under Regulation D.

                   .c.(g) Information Provided;. The information provided by or on behalf of the Company to the Buyer in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in Section 4(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 5(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 5(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the 1934 Act since February 28, 1998 other than the SEC Reports.

                   .c.(h) Absence of Certain Changes; Liabilities;. Except as disclosed in the SEC Reports, since February 28, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, the Company has no material (individually or in the aggregate) liabilities, debts or obligations (including guaranties) whether accrued, absolute, contingent or otherwise, and whether due or to become due, including without limitation any such liabilities or obligations to Aura, any of its officers, directors, security holders, or lenders or any of their respective Affiliates. Subsequent to February 28, 1998, the Company has not incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company other than those incurred in the ordinary course of its business or disclosed in the SEC Reports.

                   .c.(i) Absence of Certain Proceedings;. Except as described in the SEC Reports, there is no Action pending or, to the knowledge of the Company, threatened against the Company, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, condition (financial or other), results of operations or prospects of the Company or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the time the Registration Statement relating to the Shares which is contemplated by the Registration Rights Agreement is first ordered effective by the SEC; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

                   .c.(j) Properties;. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The leases, licenses or other contracts or instruments under which the Company lease, hold or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights or with respect to any license of Company Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, has not entered into and is not a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third-party proprietary rights. The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any Person with respect to the validity of the Company's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Company Proprietary Rights are valid and enforceable. No registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no Person is infringing on or violating the Company Proprietary Rights.


                   .c.(k) Labor Relations;. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                   .c.(l) SEC Filings;. The Company has timely filed all required forms, reports and other documents required to be filed with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                   .c.(m) Absence of Brokers, Finders, Etc.; No broker, finder or similar Person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement other than WS Marketing & Financial Services, Inc. and H&H Securities, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by such entities or any other Person for any such commission, fee or other compensation.

                   .c.(n) No Solicitation;. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Shares, the Repricing Rights or the Warrants. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Shares, the Repricing Rights or the Warrants or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement; and neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any shares of Common Stock or Warrants, or solicit any offers to buy any shares of Common Stock or Warrants, so as thereby to cause the issuance or sale of any of the Shares or the issuance of the Repricing Rights and the Warrants to be in violation of
Section 5 of the 1933 Act.

                   .c.(o)  Certain  Issuances  of  Securities;  Rights  of First
Refusal;. Except as set forth on Schedule 5(o) attached hereto, the Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to the
Stockholder Approval Rule and which could be integrated with the sale of the Initial Shares or the Second Tranche Shares to the Buyer or the issuance of Repricing Shares or Warrant Shares to the Buyer under the Stockholder Approval Rule. Except as provided in this Agreement and the Other Subscription Agreements, no Person has any right of first refusal or similar right to acquire any of the Company's securities.

                   .c.(p) Absence of Rights Agreement;. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                   .c.6. CERTAIN COVENANTS AND ACKNOWLEDGMENTS;.

                   .c.(a) Transfer Restrictions;. The Company and the Buyer acknowledge and agree that (1) the Warrants and the Repricing Rights have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Shares, the Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than registration of the resale of the Shares pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 6(d) hereof and pursuant to the Registration Rights Agreement).

                   .c.(b) Restrictive Legends;.

                   (1) The Buyer acknowledges and agrees that the Warrants shall
bear  a  restrictive   legend  in  substantially   the  following  form  (and  a
stop-transfer order may be placed against transfer of the Warrants):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                   (2) The Buyer further acknowledges and agrees that until such time as the Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                   (3) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer or the Repricing Escrow Agent acting at the request of the Buyer and (2) the Company shall not place any restrictive legend on certificates for any Shares issued or impose any stop-transfer restriction thereon.

                   .c.(c) Escrow Agreement; Registration Rights Agreement; Parent Company Agreement;. On or before the Closing Date, the parties hereto agree to enter into (i) the Escrow Agreement in the form attached hereto as Annex III, (ii) the Registration Rights Agreement in the form attached hereto as Annex IV and (iii) the Parent Company Agreement in the form attached hereto as Annex V.

                   .c.(d) Form D;. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                   .c.(e) Authorization for Trading; Reporting Status;. Within two Business Days after the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq relating to the Shares and on or prior to such date shall provide evidence of such filing to the Buyer. So long as the Buyer owns any of the Shares, the Repricing Rights or the Warrants, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.
                   .c.(f) Use of Proceeds;. The Company does not own or have any present intention of acquiring any "margin stock" as defined in Regulation G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Initial Shares and the Second Tranche Shares will be used for general working capital purposes and in the operation of the Company's business. None of such proceeds will be used, directly or indirectly (1) to make any loan to or investment in any other Person or (2) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation G. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

                   .c.(g) Blue Sky Laws;. On or before the Closing Date, the Company shall take such action as and to the extent it shall be necessary or required to qualify, or to obtain an exemption for, the Initial Shares and the Second Tranche Shares for sale to the Buyer and the Warrants, the Repricing Rights and the Repricing Shares for issuance to the Buyer pursuant to this Agreement, and the Warrant Shares for issuance to the Buyer on exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Initial Shares and the Second Tranche Shares and the issuance of the Warrants pursuant to this Agreement, the issuance to the Buyer of the Repricing Rights and the Repricing Shares pursuant to this Agreement, and the issuance to the Buyer of Warrant Shares on exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                   .c.(h) Certain Expenses;. Whether or not any closing occurs, the Company shall pay or reimburse the Buyer for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Buyer), not in excess of $30,000 in the aggregate for the Buyer and the Other Buyers, incurred by the Buyer in connection with this Agreement and the transactions contemplated hereby, including without limitation compliance with the Buyer's SEC beneficial ownership reporting obligations. The Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Parent Company Agreement, the Warrants and the other agreements and instruments contemplated hereby and thereby requested by the Company, (2) any default or breach of any of the Company's obligations set forth in any of such agreements or instruments and (3) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under any of such agreements or instruments, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer, in which the Buyer prevails. The Company shall pay all costs and expenses associated with the performance of the Escrow Agreement, the fees and expenses of the Repricing Escrow Agent as provided in the Escrow Agreement, and the issuance and delivery of the Shares.

                   .c.(i) Certain Issuances of Securities;. (1) Unless the Company obtains the Stockholder Approval or a waiver thereof from the Nasdaq, the Company will not issue any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the sale of the Initial Shares or the Second Tranche Shares or the issuance of Repricing Shares to the Buyer for purposes of the Stockholder Approval Rule.

                   (2) During the period from the date of this Agreement to the date which is 180 days after the Closing Date, the Company shall not offer, sell, contract to sell or issue (or engage any Person to assist the Company in taking any such action) any Specified Securities; provided, however, that nothing in this Section 6(i) shall prohibit the Company from issuing securities
(w) as permitted by Section 6(i)(4), (x) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement, (y) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement and disclosed in the SEC Reports or this Agreement or (z) pursuant to the specific terms of the transaction described on Schedule 6(i)(2)attached hereto.

                   (3) Except as permitted by Section 6(i)(4), during the period commencing on the date which is 181 days after the Closing Date to the date which is one year after the Closing Date, the Company shall not offer, sell, contract to sell or issue (or engage any Person to assist the Company in taking any such action) any Specified Securities without giving the Buyer the first right to acquire the Specified Securities on the same terms as the Specified Securities are to be offered to other investors. The Company shall give notice to the Buyer of the detailed terms of the Specified Securities proposed to be issued and, promptly after being requested by the Buyer, such other information as requested by the Buyer. The Buyer may, by notice to the Company, exercise such right of first refusal at any time until the later of (x) 10 Business Days after such notice from the Company to the Buyer and (y) 5 Business Days after the Company provides such additional information as shall have been requested by the Buyer.

                   (4) During the period commencing on the day after the Second Closing Date to the date which is one year after the Closing Date, if the Company desires to offer and sell shares of Common Stock for an aggregate consideration of up to $1,500,000 on substantially the same terms as the sale of the Shares pursuant to this Agreement (including the issuance of repricing rights and warrants in connection therewith), the Company shall first offer such securities to the Buyer and the Other Buyers. The Company shall give notice to the Buyer of the detailed terms of such securities proposed to be issued and, promptly after being requested by the Buyer, such other information as requested by the Buyer. The Buyer may exercise such right of first refusal by giving notice to the Company on or before the second Business Day after receiving such notice from the Company. If the Buyer fails to exercise such right, the Company may complete the transaction on the same terms with other investors during the following 30-day period. This Section 6(i)(4) shall only be effective if the Second Closing Date has occurred.

                   .c.(j) Stockholder Approval;. (1) On or before the 60th day after the Closing Date, the Company shall seek and use its best efforts to obtain, at a special meeting of its stockholders called for such purpose or by written consent of the Company's stockholders, Stockholder Approval of the issuance of all Initial Shares, Second Tranche Shares and Repricing Shares issued and issuable pursuant to this Agreement and all similar securities issued and issuable pursuant to the Other Subscription Agreements. The Company shall prepare and file with the SEC within 30 days prior to the scheduled mailing of notice of such special meeting or proposed consent preliminary proxy materials which set forth a proposal to seek such Stockholder Approval. The Company shall provide the Buyer an opportunity to consult with the Company regarding the content of such proxy materials insofar as it relates to the Stockholder Approval by providing copies of such preliminary proxy materials and any revised preliminary proxy materials to the Buyer a reasonable period of time prior to their filing with the SEC. The Company shall furnish to the Buyer and its counsel a copy of its definitive proxy materials for such special meeting or action by written consent and any amendments or supplements thereto promptly after the same are mailed to stockholders or filed with the SEC.

                   (2) Prior to the closing on the Closing Date, the Company shall deliver to the Buyer irrevocable proxies, in form satisfactory to Buyer and its counsel and duly executed by stockholders who own of record and beneficially in excess of 51% of the outstanding shares of Common Stock on the Closing Date, which proxies (x) grant Buyer or its designee the authority to vote all of such stockholders' shares in favor of the Stockholder Approval described in Section 6(j)(1) and (y) prohibit such stockholders from selling or otherwise transferring their shares prior to such Stockholder Approval being obtained.

                   (3) If for any reason the Company fails to obtain, or the Company abandons its efforts to obtain, such Stockholder Approval within such 60 day period, on the earlier of (x) the Business Day which is 61 days after the Closing Date and (y) the Business Day after such abandonment, the Company shall repurchase all of the Initial Shares then held by the Buyer, together with all of the Buyer's Repricing Rights and the Warrants, for an amount equal to the number of Initial Shares held by the Buyer on the date of such repurchase multiplied by the Stockholder Nonapproval Price.

                   .c.(k) Certain Trading Restrictions;. The Buyer agrees that on the Closing Date it will have no short position in the Common Stock and shall not engage in short sales relating to the Common Stock for 120 days thereafter. After such 120th day, so long as (1) no Repurchase Notice has been given with respect to which the applicable Repurchase Price has not been paid and (2) the SEC Effective Date has occurred, the Buyer agrees that during the period from the SEC Effective Date to the date on which the Buyer no longer owns any unexercised Repricing Rights, the Buyer shall not engage in short sales relating to the Common Stock; provided, however, the Buyer may engage in such short sales to the extent the Buyer delivers an Exercise Notice in accordance with Section 3 within one Trading Day after entering into such short sale which Exercise Notice provides for the delivery of a sufficient number of Repricing Shares to cover such short sale.

                   .c.(l)  Reservation and  Authorization of Common Stock;.  The
Company (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the issuance of all Second Tranche Shares, Repricing Shares and Warrant Shares issuable hereunder are at all times reserved by the Company (or any successor corporation), free from preemptive rights. If the Company shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock issuable as Second Tranche Shares, Repricing Shares or Warrant Shares as herein provided, the Company shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for issuance of such Shares on the new basis. If at any time the number of authorized but unissued shares or the number of reserved shares of Common Stock shall not be sufficient to permit the issuance of all Repricing Shares and Warrant Shares issuable hereunder, (1) the Company promptly shall seek, and use its best efforts to obtain and complete, such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose and (2) for each 30-day period or portion thereof while such insufficiency shall continue, the Company shall pay the Buyer, at the end of each such 30-day period or portion thereof, an amount equal to the Insufficient Share Amount for each Repricing Share for which an Exercise Notice has been given and for each Warrant Share for which Warrants have been exercised, as the case may be, which is not then issuable by reason of such insufficiency. The payment provided in clause (2) of the foregoing sentence shall be in addition to and shall not limit any other rights or remedies of the Buyer under this Agreement and applicable law.

                   .c.(m) Suspension of Trading;. In addition to adjustments of the Repricing Price and any other rights and remedies which the Buyer has under this Agreement and under applicable law, for each Business Day on which trading in the shares of Common Stock is suspended or prohibited on the principal securities market for the Common Stock (including, if applicable, the OTC Bulletin Board), the Company shall pay the Buyer an amount equal to 0.2% of the product of (1) the number of Shares and Repricing Rights then held by the Buyer and (2) the Closing Price of the Common Stock on the Trading Day prior to such suspension or prohibition. The cumulative amount of such amounts which have accrued shall be paid by the Company to the Buyer every seven Business Days after the date of such suspension or prohibition.

                   .c.(n) Consolidation, Merger, etc.; In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company) in which the Company is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that each holder of Repricing Rights then outstanding shall have the right thereafter to receive Repricing Shares in the form of the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or share exchange by a holder of shares of Common Stock immediately prior to the effective date of such consolidation, merger, sale, transfer, or share exchange and on a basis which preserves the economic benefits of the rights of the holders of Repricing Rights to receive Repricing Shares on a basis as nearly as practical as such rights exist hereunder prior thereto. The Company shall not effect any such transaction unless the provisions of this Section 7(n) have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, or share exchanges.

                   .c.(o) Overdue Amounts;. Whenever any amount which is due by the Company to any holder of Shares, Repricing Rights or Warrants, pursuant to the terms of this Agreement, the Registration Rights Agreement or the Warrants, is not paid to such holder when due, such amount shall bear interest at the rate of 14% per annum (or such lesser rate as shall be the maximum rate allowable by applicable law) until paid in full.

                   .c.(p) Transactions with Affiliates;. The Company will not, and will not permit any subsidiary of the Company, directly or indirectly, to pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Company (including without limitation Aura, Aura's Affiliates, and their respective directors, officers and stockholders), except, on terms to the Company or such subsidiary no less favorable than terms that could be obtained by the Company or such subsidiary from a Person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors.

                   .c.(q)    Other;.  So long as any Shares, Repricing Rights or
Warrants are owned by the Buyer:

                   .c.(1)  Payment of  Obligations;.  The  Company  will pay and discharge, and will cause each subsidiary of the Company to pay and discharge, when due all their respective obligations and liabilities which are material to the Company and its subsidiaries taken as a whole, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

                   .c.(2) Maintenance of Property; Insurance;. (A) The Company will keep, and will cause each subsidiary of the Company to keep, all material property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

                   (B) The Company will maintain, and will cause each subsidiary of the Company to maintain, with financially sound and responsible insurance companies, insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate for the conduct of their businesses and the value of their properties.

                   .c.(3) Conduct of Business and Maintenance of Existence;.
The Company will continue, and will cause each subsidiary of the Company to continue, to engage in business of substantially the same general type as conducted by the Company and its operating subsidiaries on the date of this Agreement, and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Company to preserve, renew and keep in full force and effect, their respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.
                   .c.(4) Compliance with Laws;. The Company will comply, and will cause each subsidiary of the Company to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

                   .c.(5) Investment Company Act;. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

                   .c.(r) Best Efforts;. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Initial Shares set forth in Section 8 or 9, as the case may be, of this Agreement on or before the Closing Date.

                   .c.7. CLOSING DATE; SECOND CLOSING DATE;.

                   Subject to the satisfaction or waiver of the conditions set forth in Sections 8(a) and 9(a), the Closing Date shall be 12:00 noon, New York City time, on or before the date which is three Business Days after the date of this Agreement, or such other mutually agreed to time. The closing of the sale of the Initial Shares and the other transactions contemplated hereby shall occur on the Closing Date at the offices of the Escrow Agent. The Second Closing shall occur on the Second Closing Date at the offices of the Escrow Agent.

                   .c.8  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL
AND ISSUE;.

                   .c.(a) First Closing.; The Buyer understands that the Company's obligation to sell the Initial Shares and issue the Initial Repricing Rights and the Warrants to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                   (1) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

                   (2) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Purchase Price for the Initial Shares, in accordance with Section 2(a)(2) hereof; and

                   (3) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

                   .c.(b) Second Closing;. The Buyer understands that the Company's obligation to sell the Second Tranche Shares and issue the Second Tranche Repricing Rights to the Buyer pursuant to this Agreement on the Second Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Second Closing Date (any or all of which may be waived by the Company in its sole discretion):

                   (1) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Second Tranche Purchase Price, in accordance with Section 2(b)(2) hereof; and

                   (2) The Average Market Price on the Second Closing Date is equal to or greater than $4.00 (subject to equitable adjustments from time to time on terms reasonable acceptable to the Buyer for stock splits, stock dividends, combinations, recapitalizations, reclassifications, and similar events occurring after the date of this Agreement).

                   .c.9. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE;.

                   .c.(a) First Closing;. The Company understands that the Buyer's obligation to purchase the Initial Shares and acquire the Initial Repricing Rights and the Warrants from the Company pursuant to this Agreement on the Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

                   (1) Delivery by the Company to the Escrow Agent of the certificates for the Initial Shares and the Warrants in accordance with this Agreement;

                   (2) Delivery by the Company to the Repricing Escrow Agent of the number of Escrow Shares required to be so delivered in accordance with this Agreement and the Escrow Agreement and receipt by the Buyer of written confirmation thereof;

                   (3) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date and receipt by the Buyer of a certificate, dated the Closing Date, of the Chief Executive Officer or the Chief Financial Officer of the Company confirming such matters and such other matters as the Buyer may reasonably request;

                   (4) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (A) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (B) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(C) such other matters as reasonably requested by the Buyer;

                   (5) The Escrow Agent shall have executed and delivered the Escrow Agreement in the form attached hereto as Annex III;

                   (6) Aura shall have executed and delivered the Parent Company Agreement in the form attached hereto as Annex V; and

                   (7) Receipt by the Buyer on the Closing Date of an opinion of Guzik & Associates, counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VIIattached hereto.

                   .c.(b) Second Closing;. The Company understands that the Buyer's obligation to purchase the Second Tranche Shares and acquire the Second Tranche Repricing Rights from the Company pursuant to this Agreement on the Second Closing Date is conditioned upon the satisfaction of the following conditions precedent on or before the Second Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

                   (1) Delivery by the Company to the Escrow Agent of the certificates for the Second Tranche Shares in accordance with this Agreement;

                   (2) The Average Market Price on the Second Closing Date is equal to or greater than $4.00 (subject to equitable adjustments from time to time on terms reasonable acceptable to the Buyer for stock splits, stock dividends, combinations, recapitalizations, reclassifications, and similar events occurring after the date of this Agreement);

                   (3) Each of the Company and Aura shall be in compliance in all material respects with its obligations to the Buyer under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Parent Company Agreement, the Warrants and the other agreements and instruments contemplated hereby;

                   (4) No Repurchase Event, or any event with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event, shall have occurred and be continuing; and

                   (5) The Registration Statement shall have been effective and available for use by the selling stockholders named therein for at least 60 consecutive days prior to the Second Closing Date with respect to the Initial Shares, and at least three consecutive days prior to the Second Closing Date with respect to the other Shares.

                   .c.10.    REPURCHASE AT OPTION OF THE BUYER;.

                   .c.(a) Repurchase Right;. If a Repurchase Event occurs, then, in addition to any other right or remedy of the Buyer, the Buyer shall have the right, at the Buyer's option, to require the Company to repurchase all of the Buyer's Shares and Repricing Rights owned by the Buyer (which for purposes of this Section 10 include any Repricing Shares due to the Buyer which have not been delivered to the Buyer), or any portion thereof, on the date that is three Business Days after the date the Buyer gives the Company a Repurchase Notice with respect to such Repurchase Event at any time while any of the Buyer's Shares or Repricing Rights are outstanding, at a price equal to the Repurchase Price for (i) each Share being repurchased and (ii) each Repricing Share which would otherwise be issuable upon exercise on the Repurchase Date of the Repricing Rights being repurchased.

                   .c.(b) Notices; Method of Exercising Optional Repurchase Rights, Etc.; (1) On or before the fifth Business Day after the occurrence of a Repurchase Event, the Company shall give to the Buyer a notice of the occurrence of such Repurchase Event and of the repurchase right set forth herein arising as a result thereof. Such notice from the Company shall set forth:

         (i) the date by which the optional repurchase right must be exercised, and

         (ii) a description of the procedure (set forth below) which the Buyer must follow to exercise the Buyer's optional repurchase right.

No failure of the Company to give such notice or defect therein shall limit the right of the Buyer to exercise the optional repurchase right or affect the validity of the proceedings for the repurchase of the Buyer's Shares and Repricing Rights.

                   (2) To exercise its optional repurchase right, the Buyer shall deliver to the Company on or before the 30th day after the notice required by Section 10(b)(1) is given to the Buyer (or if no such notice has been given by the Company to the Buyer, within 40 days after the Buyer first learns of such Repurchase Event) a Repurchase Notice to the Company. A Repurchase Notice may be revoked by the Buyer giving such Repurchase Notice by giving notice of such revocation to the Company at any time prior to the time the Company pays the Repurchase Price to the Buyer.

                   (3) If the Buyer shall have given a Repurchase Notice, on the date which is three Business Days after the date such Repurchase Notice is given (or such later date as the Buyer surrenders the Buyer's certificates for the Shares repurchased) the Company shall make payment in immediately available funds of the applicable Repurchase Price for each Share being repurchased and each Repricing Share which would otherwise be issuable upon exercise of each Repricing Right being repurchased to such account as specified by the Buyer in writing to the Company at least one Business Day prior to the applicable Repurchase Date.

                   .c.(c) Other;. (1) In connection with a repurchase pursuant to this Section 10 of less than all of the Shares evidenced by a particular certificate, promptly, but in no event later than three Business Days after surrender of such certificate to the Company, the Company shall issue and deliver to the Buyer a replacement certificate for the Shares evidenced by such certificate which have not been repurchased.

                   (2) A Repurchase Notice given by the Buyer shall be deemed for all purposes to be in proper form unless the Company notifies the Buyer in writing within three Business Days after such Repurchase Notice has been given (which notice shall specify all defects in such Repurchase Notice), and any Repurchase Notice containing any such defect shall nonetheless be effective on the date given if the Buyer promptly undertakes to correct all such defects. No such claim of error shall limit or delay performance of the Company's obligation to repurchase all Shares and Repricing Rights not in dispute whether or not the Buyer makes such undertaking.

                   .c.(d) Adjustment of Repricing Price;. For any Repricing Rights not subject to a Repurchase Notice following the occurrence of a Repurchase Event, the Buyer may elect to deliver an Adjustment Notice to the Company to increase the Repricing Price as provided in the definition thereof in
Section 1. At any time the Buyer may terminate an Adjustment Notice by giving a Repurchase Notice with respect to the applicable Repricing Rights.

                   .c.11. MISCELLANEOUS;.

                   .c.(a) Governing Law;. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California.

                   .c.(b) Counterparts;. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by the Buyer shall be deemed a reference to the date set forth below the Buyer's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Buyer and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

                   .c.(c) Headings, etc.; The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                   .c.(d) Severability;. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                   .c.(e) Amendments;. (1) No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                   (2) Notwithstanding any other provision of this Agreement, in addition to the requirements of Section 11(e)(1), any amendment of (x) Section 3(g)(2), (y) the definition of the term Aggregated Person or (z) this Section 11(e)(2) shall require approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy at a duly convened meeting of stockholders of the Company, and entitled to vote or the consent thereto in writing by holders of a majority of the outstanding shares of Common Stock, and the stockholders of the Company are hereby expressly made third party beneficiaries of this Section 11(e)(2).

                   .c.(f) Waivers;. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                   .c.(g) Notices;. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, if delivered personally or by courier, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention:
Chief Executive Officer (telephone line facsimile transmission number (818) 597-1002), or, in the case of the Buyer, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other party in accordance with this provision.

                   .c.(h) Assignment;. Prior to the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Initial Shares or the Second Tranche Shares and the issuance of the Repricing Rights and the Warrants to any Affiliate of the Buyer, provided any such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Initial Shares or the Second Tranche Shares or the acquisition of the Repricing Rights and the Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Initial Shares or the Second Tranche Shares and the acquisition of the Repricing Rights and the Warrants the obligation for the purchase or acquisition of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Initial Shares, the Second Tranche Shares, the other Shares issuable in connection with this Agreement and the Warrants with respect to which the purchase under this Agreement has been so assigned. Any transfer of the Shares, the Warrants or the Repricing Rights by the Buyer after the Closing Date shall be made in accordance with Section 6(a). After the Closing Date, the Buyer shall have the right to assign its rights and obligations under this Agreement (1) in connection with any transfer of the Buyer's rights under the Registration Rights Agreement by compliance with the provisions of Section 9 of the Registration Rights Agreement and (2) as provided in Section 3(k).

                   .c.(i)  Survival  of  Representations   and  Warranties;.
The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Initial Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any Person controlling or advising any of them.

                   .c.(j) Entire Agreement;. This Agreement and its Schedules and Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

                   .c.(k) Termination;. The Buyer shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

         (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

         (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

         (3) the closing of the sale of the Initial Shares shall not have occurred on a Closing Date on or before December 4, 1998, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                   .c.(l) Further Assurances;. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

                   .c.(m) Public Statements, Press Releases, Etc.; The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                   .c.(n) Construction;. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

~ IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.


NUMBER OF INITIAL SHARES:

PRICE PER SHARE:

AGGREGATE PURCHASE PRICE:

NUMBER OF INITIAL REPRICING RIGHTS:

NUMBER OF WARRANT SHARES:


                  [NAME OF BUYER]



                        By:__________________________________
                         Name:
                         Title:

                         Date:

                         Address:




                         Facsimile No.:



                  NEWCOM, INC.



                        By:
                         Name:
                         Title:

                         Date: